
                        COGNIZANT CORPORATION                                        EXHIBIT 21
                ACTIVE SUBSIDIARIES AS OF JANUARY 31, 1997

                                                                       State or Other             % Ownership
                                                                       Jurisdiction of             100% except
                  Name                                                  Incorporation               as noted
                  ----                                                 ---------------            ------------

COGNIZANT ENTERPRISES, INC.                                               Delaware
COGNIZANT HOLDING CORPORATION                                             Delaware
COGNIZANT INDIA HOLDING CORPORATION                                       Delaware
COGNIZANT JAPAN K.K.                                                      Japan
         SSJ K.K.                                                          Japan
         IMS Japan Ltd. KK                                                Japan
         Nippon Computer Services, Inc.                                   Japan
COGNIZANT SOFTWARE SOLUTIONS CORPORATION                                  Delaware
          Cognizant Technology Solutions Corporation                      Delaware
          Cognizant Technology Solutions Canada, Inc.                     Canada
          Dun & Bradstreet-Satyam Software Private Limited                India                       76.0
          CSS Investment Corporation                                      Delaware
          CZT India Corporation                                           India
               Dun & Bradstreet India Private Limited                     India
COGNIZANT TRANSPORTATION SERVICES CORPORATION                             Delaware
CZTIACN TRADEMARKS, L.L.C.                                                Delaware                    50.0
DBHC, INC.                                                                Delaware
     LexHealth, Inc.                                                      Illinois
ERISCO, INC.                                                              New York
GARTNER GROUP, INC.                                                       Delaware                    52.3
         Gartner Group Pacific Pty Limited                                Australia
         Gartner Group Scandinavia, A/S                                   Demnark
         Gartner Group UK Ltd.                                            United Kingdom
         Gartner Group France S.A.R.L.                                    France
         Gartner Group, GmbH                                              Germany
         Gartner Group Italia S.r.l.                                      Italy
           Nomos Ricerca Services S.r.l.                                  Italy
              Nomos Ricerca S.r.l                                         Italy
              Nomos Ricerca Telecomunicazioni S.r.l.                      Italy
         Gartner Group Japan KK                                           Japan
         Gartner Group Nederland B.V.                                     Netherlands
         Gartner Group Europe Holding B.V.                                Netherlands
         Gartner Group Norge, A/S                                         Norway
         Gartner Group Sverige AB                                         Sweden
         Gaitner Group Asia, Inc.                                         Delaware
         Gartner Credit Corporation                                       Delaware
         Gartner Group Europe, Inc.                                       Delaware
         Gartner Group Sales, Inc.                                        Delaware

                                      21-1


                        COGNIZANT CORPORATION                                                  EXHIBIT 21
                ACTIVE SUBSIDIARIES AS OF JANUARY 31, 1997

                                                                                 State or Other             % Ownership
                                                                                 Jurisdiction of             100% except
                  Name                                                            Incorporation               as noted
                  ----                                                           ---------------            ------------

GARTNER GROUP, INC. (Continued)
         GG Hong Kong, Inc.                                                          Delaware
         G.G. Investment Management, Inc.                                            Delaware
              G.G. West Corporation                                                  Delaware
         Gartner Enterprises, Ltd                                                    Delaware
              Decision Drivers, Inc.                                                 Delaware                    81.3
         New Science Associates, Ltd.                                                United Kingdom
         New Science Limited                                                         United Kingdom
         Dataquest Incorporated                                                      California
              Dataquest Asia Pacific Limited                                         Hong Kong
                    DQ Research Pte. Ltd                                             Singapore
                    Dataquest Taiwan Limited                                         Taiwan
                    Dataquest Research (Thailand) Limited                            Thailand
              Dataquest Japan Limited                                                Japan
              Dataquest (Korea) Inc.                                                 Delaware
         Gartner Group FSC, Inc.                                                     Virgin Islands
         Gartner Group Learning, Inc.                                                Minnesota
              J3 Learning Limited                                                    United Kingdom
         Mindware Training Technologies, Ltd.                                        Ireland
IMS HOLDINGS (U.K.) LIMITED                                                          United Kingdom
         Intercontinental Medical Statistics Ltd.                                    United Kingdom
              Imsworld Publications Ltd.                                             United Kingdom
         IMS Sold Out Limited                                                        United Kingdom
         Medical Direct Mail Organisation Ltd.                                       United Kingdom
         PMS International Limited                                                   United Kingdom
         Pharma Strategy Group Limited                                               United Kingdom
         ST Europe Ltd.                                                              United Kingdom
              S.T. S.A.R.L.                                                          France
I.M.S. INTERNATIONAL, INC.                                                           Delaware
         IMS Australia Pty. Ltd.                                                     Australia
              Amfac Pty. Limited                                                     Australia
              Chemdata Pty. Limited                                                  Australia
                    Data Design Hisoft Pty. Limited                                  Australia                   50.0
                    Medrecord Australia Pty. Limited                                 Australia
              Permail Pty. Limited                                                   Australia
              Healthnet Pty. Limited                                                 Australia
         IMS of Canada Limited                                                       Canada
         IMS Pacific Litnited                                                        Hong Kong
         IMS Korea Ltd                                                               Korea
         IMS (NZ) Limited                                                            New Zealand
         I.M.S. Portugal~Consultores Internacionais de Marketung Farmaceutico, Lda.  Portugal
         IMS Internatiorial (South Africa) (Itty.) Ltd.                              South Africa
         I.M.S. Financia, Inc.                                                       Delaware
              Dun & Bradstreet Germany Holding GmbH                                  Germany
                    IMS-MIDOC Medizinische Informations, Dokumentations
                                und Consultinggesellschaft mbH                       Germany

                                                       21-2


                        COGNIZANT CORPORATION                                                  EXHIBIT 21
                ACTIVE SUBSIDIARIES AS OF JANUARY 31, 1997

                                                                                 State or Other             % Ownership
                                                                                 Jurisdiction of             100% except
                  Name                                                            Incorporation               as noted
                  ----                                                           ---------------            ------------

I.M.S. INTERNATIONAL, INC. (CONTINUED)
  IMS Holding Deutschland GmbH                                                      Germany
                    IFNS Marktforschung GmbH                                        Germany
                    IMS GmbH Institut fur Medizinische Statistik                    Germany
                             IMS Data GmbH                                          Germany
                             IMS Hellas Ltd.                                        Greece                      50.0
                             GPI Krankenhausforschung Gesellschaft                  Germany                     60.0
                                  Fur Pharma4nformationssysteme m.b.H.
                             MedVantage GmbH Integriertes                           Germany                     60.0
                             Datenmanagement im Health Care-Markt
         Data Coordination (Israel) Ltd.                                            Israel
         IMS Italia S.p.A.                                                          Italy
              IMS Holding (Belgium) S.A.                                            Belgium
         IMS Asia (1989) Pte. Ltd.                                                  Singapore
  IMS Pharminform Holding AG                                                        Switzerland                 99.85
         Duns Licensing Associates, L.P.                                            Delaware                    42.77
              Spartan Leasing Corporation                                           Delaware
              Corinthian Leasing Corporation                                        Delaware
         Pharmadat Marktforschungs-Gesellschaft m.b.H.                              Austria
              Pharmacall Statistik Ges. m.b.H.                                      Austria
         Informations Medicales Et Statistiques S.A.                                Belgium
         Pharma Data Boliviana S.R.L                                                Bolivia
         IMS Servicos Ltda.                                                         Brazil                      96.83
         Intercomunicaciones Y Servicio de Datos S.A. [a/k Interdata S.A.]          Colombia                    94.96
         IMS Medinform A.S.                                                         Czech Republic
         IMS Republica Dominicana S.A.                                              Dominican Republic
         Datandina Ecuador S.A.                                                     Ecuador
         IMS Egypt Limited                                                          Egypt                       99.99
         Institute for Medical Statistics Oy                                        Finland
         Asserta Centroamerica Medicion de Mercados, S.A.                           Guatemala
         IMS Medinform Hungaria Market Research Services Ltd.                       Hungary
         IMS Data(M)Sdn. Bhd.                                                       Malaysia
         Interdata S.A. de C.V.                                                     Mexico
         Informations Medicales & Statistiques S.A.R.L.                             Morocco
         I.M.S. (Nederiand) B.V.                                                    Netherlands
              IMS Denmark ApS                                                       Denmark
              Informations Medicales Et Statistiques SA                             France                      75.00
         I.M.S. Finance Nederland) B.V.                                             Netherlands
         Institute for Medical Statistics Norge A/S                                 Norway
         Pharma Data Paraguaya S.R.L.                                               Paraguay
         Datandina SA.                                                              Peru
         Intercontinental Marketing Services Iberica, S.A.                          Spain
         Mercados Y Analisis, S.A. [a/k MASA]                                       Spain
         Data Coordination AG                                                       Switzerland
              PMA Sociedad Anonima                                                  Argentina
         IMS AG                                                                     Switzerland
         IMS Information Medical Statistics AG                                      Switzerland
              IMS Poland Limited Sp. z.o.o.                                         Poland
              IMS Sweden AB                                                         Sweden


                                      21-3


                        COGNIZANT CORPORATION                                                  EXHIBIT 21
                ACTIVE SUBSIDIARIES AS OF JANUARY 31, 1997

                                                                                 State or Other             % Ownership
                                                                                 Jurisdiction of             100% except
                  Name                                                            Incorporation               as noted
                  ----                                                           ---------------            ------------

I.M.S. INTERNATIONAL, INC. (CONTINUED)
            RCI Research Consultants AG                                              Switzerland
                 Marketing Y Datos Limitada [a/k Markdata Ltda.]                     Chile                       99.99
            Interstatistik AG                                                        Switzerland
                    IMS Ges m.b.H.                                                   Austria
                    Datec Industria e Comercio, Distribuidora Grafica                Brazil                      99.99
                                                  e Mala Direta Ltda.
            IMS Tunisia                                                              Tunisia
            IMS Tihbi Istatistik Ticaret ve Musavirlik Ltd Sirketi
               [a/k IMS Turkiye Ltd.]                                                Turkey
            Pharma Data Uruguaya S.A.                                                Uruguay
            PMV Dc Venezuela, C.A.                                                   Venezuela
     Medicare Audit Limited                                                          United Kingdom              50.00
   Clark-O'Neill, Inc.                                                               New Jersey
   IMS America, Ltd.                                                                 New Jersey
        Coordinated Management Systems, Inc.                                         Delaware
   IMS Software Services, Ltd.                                                       Delaware
   Intercontinental Medical Statistics International, Ltd.                           Delaware
   Intercontinental Medical Statistics International, Ltd.                           New York
   Media Management Systems, Inc.                                                    Delaware
   PJH Technology Solutions, Ltd.                                                    Delaware
        Decision Surveys International (Pty.) Ltd.                                   South Africa
              IMSA (Pty.) Ltd.                                                       South Africa
              IPRA (Pty.) Ltd.                                                       South Africa
              PMSA (Pty.) Ltd.                                                       South Africa
IMS SERVICES NEDERLAND B.V.                                                          Netherlands
PILOT SOFTWARE, INC.                                                                 Delaware
  PES (AMSTERDAM) HOLDING EN FINANCE B.V.                                            Netherlands
        Pilot Software Pty. Ltd.                                                     Australia
        Pilot Software Ltd.                                                          United Kingdom
             Thorn EMI Computer Software Ltd.                                        United Kingdom
        Pilot Software S.A.R.L.                                                      France
        Pilot SQftware GmbH                                                          Germany
        Pilot Software S.R.L.                                                        Italy
        Pilot Software B.V.                                                          Netherlands
        Pilot Software Pte. Ltd.                                                     Singapore
        Pilot Software AB                                                            Sweden
NIELSEN MEDIA RESEARCH, INC.                                                         Delaware
  Media Licensing Associates, Inc.                                                   Delaware
NIELSEN MEDIA RESEARCH LTD.                                                          Canada
SALES TECHNOLOGIES, INC.                                                             Georgia
  Aurum Software, Inc.                                                               California


                                      21-4